Exhibit 10.1(C)

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OncoMed Pharmaceuticals, Inc.

800 Chesapeake Drive

Redwood City, California 94063 U.S.A.

Attention: Chief Executive Officer

27 July, 2012

Re:	Second Amendment Regarding Payment of Certain Milestone Payments for the Anti-Notch 2/3 Program (OMP-59R5) (the “Second Amendment”)

Dear Sirs:

Reference is made to the Research and Development, Collaboration, Option and License Agreement effective December 7, 2007 (the “Agreement Effective Date”) by and between OncoMed Pharmaceuticals, Inc. (“OncoMed”) and GlaxoSmithKline LLC (formerly known as SmithKline Beecham Corporation d/b/a GlaxoSmithKline) (“GSK”), and as amended by Amendment No. 1, effective July 28, 2011 (the “Collaboration Agreement”), pursuant to which GSK and OncoMed are currently conducting research and development activities for, inter alia, the Anti-Notch 2/3 Program. This Second Amendment is effective this 27th day of July, 2012 by and between GSK and OncoMed for the purpose of confirming the Parties’ understanding and agreement regarding certain payment obligations with respect to the achievement of certain milestone events for the Anti-Notch 2/3 Program under the Collaboration Agreement. Each of OncoMed and GSK may be referred to herein as a “Party” or collectively as the “Parties.” Capitalized words used, but not defined, herein shall have the meaning ascribed to such terms in the Collaboration Agreement.

The Parties acknowledge and agree, by the signatures of their respective authorized representatives below, that the [***] milestone event and associated milestone payment of [***] for the [***] shall not be paid in total upon the[***] as set forth in Section 8.2.1 of the Collaboration Agreement, but rather shall be paid by GSK to OncoMed, within [***] after receipt of an invoice from OncoMed with respect thereto, as follows:

•

GSK shall pay to OncoMed a milestone payment of three million dollars ($3,000,000) upon the Commencement of the first Phase Ib Trial, or [***] from the Anti-Notch 2/3 Program for which such [***] with respect to such Candidate Selection Compound. For clarity, [***] shall not be deemed, for purposes of the following paragraph, to be a [***]. For purposes of this Second Amendment, [***] means a [***] of a Product, the principal purpose of which is a [***] of the Product when tested [***], and which provides (itself or together with other available data) [***] to be included in filings for a [***] with Regulatory Authorities, or a similar [***] prescribed by the Regulatory Authorities in a foreign country, and [***] means a [***] that is conducted to [***], but which then continues into a [***].

•

GSK shall pay to OncoMed a single milestone payment of[***] upon [***] with respect to the [***] pursuant to the Development Plan for the Anti-Notch 2/3 Program; with such [***] to commence of either: (a)[***] will be conducted with respect to such [***] pursuant to the Development Plan for the Anti-Notch 2/3 Program, or (b) [***] will be conducted with respect to [***] pursuant to the Development Plan for the Anti-Notch 2/3 Program.

This Second Amendment shall be governed by the laws of the State of Delaware, United States, without regard to the conflicts of law principles. This Second Amendment may be executed and delivered in a number of counterparts, each of which shall be deemed an original and together shall constitute the entire agreement, together with the Collaboration Agreement. This Second Amendment shall be treated as Confidential Information (as that term is defined in the Collaboration Agreement) by the Parties hereto and neither Party shall disclose this Second Amendment, or any of the terms included herein, to a Third Party, without the other Party’s prior written consent, except as expressly permitted under Article 12 of the Collaboration Agreement. To the extent that the terms set forth in this Second Amendment conflict with the terms of the Collaboration Agreement, the terms of this Second Amendment shall govern and control.

Save as expressly set forth in this Second Amendment, all other terms and conditions of the Collaboration Agreement shall remain in full force and effect.

If the foregoing accurately reflects our agreement with respect to the subject matter set forth herein, please indicate your acceptance by countersigning below and returning two (2) original counter-signed documents to: [***], Senior Counsel, GSK Legal Operations, Business Development Transactions; 2301 Renaissance Blvd., King of Prussia, PA 19380, USA.

Best regards,

Jeb Keiper

Vice President, Business Development, GlaxoSmithKline Oncology

Acknowledged and Agreed on Behalf of GlaxoSmithKline by its duly authorized representative:

By:	/s/ William J. Mosher
Name:	William J. Mosher
Title:	Vice President & Secretary
Date:	July 27th, 2012

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Acknowledged and Agreed on Behalf of OncoMed Pharmaceuticals, Inc. by its duly authorized representative:

By:	/s/ Paul J. Hastings
Name:	Paul Hastings
Title:	President and Chief Executive Officer, OncoMed Pharmaceuticals, Inc.
Date:	July 27, 2012